Transaction-Date Fair Value of Consideration Transferred (Detail) In Thousands, unless otherwise specified	9 Months Ended	0 Months Ended
	Sep. 30, 2013 USD ($)	Oct. 15, 2013 Subsequent Event [Member] Vet Therapeutics [Member] USD ($)	Jan. 06, 2014 Subsequent Event [Member] Okapi Sciences NV [Member] USD ($)	Jan. 06, 2014 Subsequent Event [Member] Okapi Sciences NV [Member] EUR (€)
Business Acquisition [Line Items]
Cash consideration		$ 30,000	$ 13,910	€ 10,277
Fair value of Merger Shares		14,700
Fair value of promissory note	17,889	3,000	14,889	11,000
Fair value of contingent consideration		3,810	15,166
Fair value of total consideration		51,510	43,965
Less cash acquired		(12)	(727)
Total consideration transferred, net of cash acquired		$ 51,498	$ 43,238